================================================================================

                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                            --------------------

                                  FORM S-8
                           REGISTRATION STATEMENT
                                    UNDER
                         THE SECURITIES ACT OF 1933

                            --------------------

                            SCHULLER CORPORATION
           (Exact name of Registrant as specified in its charter)

            DELAWARE                                       84-0856796
   (State or other jurisdiction                        (I.R.S. Employer
of incorporation or organization)                      Identification No.)

                                717 17TH STREET
                            DENVER, COLORADO  80202
                                 (303) 978-2000
    (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                            --------------------

                              SCHULLER CORPORATION
               NON-EMPLOYEE DIRECTORS' DEFERRED COMPENSATION PLAN
                            (Full title of the plan)

                            --------------------
                           RICHARD B. VON WALD, ESQ.
                              SCHULLER CORPORATION
                                717 17TH STREET
                            DENVER, COLORADO  80202
                              TEL: (303) 978-2000
                              FAX: (303) 978-4842
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                        CALCULATION OF REGISTRATION FEE

=================================================================================================================
                                                        Proposed Maximum     Proposed Maximum
         Title of Securities           Amount to be     Offering Price      Aggregate Offering      Amount of
           to be Registered             Registered         Per Share              Price         Registration Fee
-----------------------------------------------------------------------------------------------------------------
   Non-Employee Directors' Deferred    $2,000,000(2)          100%            $2,000,000(2)          $606.06
   Compensation Plan Obligations of
       Schuller Corporation(1)
-----------------------------------------------------------------------------------------------------------------
     Common Stock, $.01 par value       125,000(3)        $11.8125(4)         $1,476,563(4)          $447.44
-----------------------------------------------------------------------------------------------------------------

(1) The securities being registered are unsecured obligations of Schuller Corporation to pay deferred compensation in the future in accordance with the terms of the Schuller Corporation Non-Employee Directors' Deferred Compensation Plan (the "Plan").
(2) Estimated amount of compensation to be deferred by participants under the Plan.
(3) Number of shares of the Registrants' common stock authorized and reserved for issuance under the Plan.
(4) Estimated pursuant to Rule 457(h) under the Securities Act of 19933, as amended, solely for the purpose of calculating the registration fee and based on the average of the high and low sales prices for the Registrant's common stock as reported on the New York Stock Exchange on March 25, 1997.
================================================================================
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                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS


           This Registration Statement relates to the registration of obligations of Schuller Corporation (the "Registrant") under the Schuller Corporation Non-Employee Directors' Deferred Compensation Plan (the "Plan"). The documents containing the information required by Part I of Form S-8 will be sent or given to participants in the Plan as specified by Rule 428(b)(1) under the Securities Act of 1933, as amended (the "Securities Act"). In reliance on Rule 428, such documents (i) are not being filed with the Securities and Exchange Commission (the "Commission") either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424 and
(ii) along with the documents incorporated by reference into this Registration Statement pursuant to Item 3 of Part II hereof, constitute a prospectus (the "Prospectus") that meets the requirements of Section 10(a) of the Securities Act.




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
                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.    INCORPORATION OF DOCUMENTS BY REFERENCE.

           The following documents filed by Registrant with the Commission are hereby incorporated by reference into this Registration Statement.

           (a) The Registrant's Annual Report on Form 10-K for the year ended December 31, 1996, filed with the Commission on March 31, 1997, pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

           (b)   All other reports, if any, filed by the Registrant pursuant to
Section 13(a) or 15(d) of the Exchange Act since December 31, 1996.

           (c) The description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form 8-A/A Amendment No. 2, filed with the Commission on June 19, 1996, pursuant to Section 12 of the Exchange Act, and any amendment or reports, filed for the purpose of updating such description.

           All documents subsequently filed by the Registrant with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed incorporated by reference into this Registration Statement and to be a part thereof from the date of the filing of such documents. Any statement contained in the Prospectus, this Registration Statement or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of the Prospectus and this Registration Statement to the extent that a statement contained in any subsequently filed document that also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of the Prospectus or this Registration Statement.

ITEM 4.    DESCRIPTION OF SECURITIES.

           Not applicable.

ITEM 5.    INTEREST OF NAMED EXPERTS AND COUNSEL.

           The validity of the obligations of the Registrant under the Plan and the Common Stock issuable under the Plan has been passed upon for Registrant by
J. Scott Pusey, Esq., Senior Attorney - Corporate of Registrant.




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
ITEM 6.    INDEMNIFICATION OF DIRECTORS AND OFFICERS.

           The Amended and Restated Bylaws of the Registrant require the Registrant to indemnify its directors and officers to the fullest extent permitted by Delaware law. In addition, the Registrant's employment agreements with management employees require the Registrant to indemnify such employees to the fullest extent permitted by Delaware law. The Registrant also has obtained insurance policies which provide coverage for the Registrant's directors and officers in certain situations where the Registrant cannot directly indemnify such directors and officers.

ITEM 7.    EXEMPTION FROM REGISTRATION CLAIMED.

           Not applicable.

ITEM 8.    LIST OF EXHIBITS.

           See the Exhibit Index following the signature page in this Registration Statement, which Exhibit Index is incorporated herein by this reference.

ITEM 9.    UNDERTAKINGS.

           The undersigned Registrant hereby undertakes:

           1. To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                 (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                 (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement;

                 (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

provided, however, that provisions (1)(i) and (1)(ii) of this undertaking are inapplicable if the information required to be included in a post-effective amendment by such provisions are contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

           2. That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

           3. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.



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
           4. That, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to
Section 13(a) or 15(d) of the Exchange Act (and each filing of the Plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

           Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.



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
                              POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Charles L. Henry and Richard B. Von Wald and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to the Schuller Corporation Non-Employee Directors' Deferred Compensation Plan and any and all amendments (including post-effective amendments), and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                   SIGNATURES

           Pursuant to the requirement of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado on March 31, 1997.


                                         SCHULLER CORPORATION



                                         By:      RICHARD B. VON WALD
                                             ----------------------------------
                                                  Richard B. Von Wald
                                                  Executive Vice President,
                                                  General Counsel and Secretary


         Pursuant to the requirement of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

            Signatures                               Title                                         Date
            ----------                               -----                                         ----
CHARLES L. HENRY                           Chairman of the Board,                        March 31, 1997
--------------------------------------     Chief Executive Officer, President
Charles L. Henry                           and a Director
                                           (Principal Executive Officer)



KENNETH L. JENSEN                          Senior Vice President and                     March 31, 1997
--------------------------------------     Chief Financial Officer
Kenneth L. Jensen                          (Principal Accounting and
                                           Financial Officer)




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

            Signatures                               Title                                         Date
            ----------                               -----                                         ----
LEO BENATAR                                Director                                      March 31, 1997
--------------------------------------
Leo Benatar


ROBERT A. FALISE                           Director                                      March 31, 1997
--------------------------------------
Robert A. Falise


TODD GOODWIN                               Director                                      March 31, 1997
--------------------------------------
Todd Goodwin


MICHAEL N. HAMMES                          Director                                      March 31, 1997
--------------------------------------
Michael N. Hammes


JOHN NILS HANSON                           Director                                      March 31, 1997
--------------------------------------
John Nils Hanson


KATHRYN R. HARRIGAN                        Director                                      March 31, 1997
--------------------------------------
Kathryn R. Harrigan


LOUIS KLEIN, JR.                           Director                                      March 31, 1997
--------------------------------------
Louis Klein, Jr.


FRANK J. MACCHIAROLA                       Director                                      March 31, 1997
--------------------------------------
Frank J. Macchiarola


CHRISTIAN E. MARKEY, JR.                   Director                                      March 31, 1997
--------------------------------------
Christian E. Markey, Jr.


WILLIAM E. MAYER, JR.                      Director                                      March 31, 1997
--------------------------------------
William E. Mayer




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                              SCHULLER CORPORATION

                                 EXHIBIT INDEX
                                       TO
                       REGISTRATION STATEMENT ON FORM S-8


Exhibit                                                                                               Filed
  No.                    Description                      Incorporated Herein by Reference To        Herewith
-------------------------------------------------------------------------------------------------------------
  4.1     Amended and Restated Certificate of         Filed as an exhibit to the Registrant's
          Incorporation of Schuller Corporation       1995 Annual Report on Form 10-K filed
                                                      April 11, 1996, and incorporated herein
                                                      by reference.

  4.2     Amended and Restated By-Laws of Schuller    Filed as an exhibit to the Registrant's
          Corporation                                 1996 Annual Report on Form 10-K filed
                                                      March 31, 1997, and incorporated herein
                                                      by reference.

  4.3     Schuller Corporation Non-Employee                                                             X
          Directors' Deferred Compensation Plan

  5.1     Opinion of J. Scott Pusey, Senior                                                             X
          Attorney-Corporate of the Registrant,
          regarding the Plan obligations and shares
          of Common Stock registered pursuant to
          this Registration Statement

  23.1    Consent of Coopers & Lybrand L.L.P.                                                           X

  23.2    Consent of J. Scott Pusey (included in
          exhibit 5.1)

  24.1 Powers of Attorney (included on signature page)




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